UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 14, 2007

Date of Report (Date of earliest event reported)

ANIMAL HEALTH INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33273	71-0982698
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

7 Village Circle, Suite 200

Westlake, Texas 76262

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (817) 859-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)(1)	On September 14, 2007, the Board of Directors of Animal Health International, Inc. (the “Company”) elected Robert Oelkers as a Director of the Company.

(2)	There are no arrangements or understandings between Mr. Oelkers and any other persons pursuant to which such individual was selected as a Director.

(3)	Mr. Oelkers has been appointed to serve on the Company’s Audit Committee of the Board of Directors.

(4)	Mr. Oelkers has not had any transactions with the Company or its subsidiaries that are required to be disclosed under Item 404(a) of Regulation S-K, nor have any such transactions been proposed.

(5)	In connection with his election and under the Company’s Non-Employee Directors’ Compensation Plan, Mr. Oelkers will receive an annual retainer of $30,000 and fees of $2,500 per Board meeting attended in person and $500 per Board meeting attended telephonically. In addition, pursuant to the Company’s 2007 Stock Option and Incentive Plan, Mr. Oelkers was granted 3,433 restricted Deferred Stock Units, and entered into the Deferred Stock Unit Award Agreement in the form previously filed with the Securities and Exchange Commission as Exhibit 10.10 to Amendment No. 5 to the Company’s Registration Statement on Form S-1 (File No. 333-137656) on January 16, 2007, which Deferred Stock Units shall be fully vested on the anniversary date of grant, subject to service as a Director on such date. Also in connection with his election, Mr. Oelkers entered into an Indemnification Agreement with the Company in the form previously filed with the Securities and Exchange Commission as Exhibit 10.27 to Amendment No. 2 to the Company’s Registration Statement on Form S-1 (File No. 333-137656) on December 13, 2006.

Item 7.01	Regulation FD Disclosure.

On September 17, 2007, the Company issued a press release regarding the election of Robert Oelkers as a Director of the Company. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release issued by Animal Health International, Inc., dated September 17, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

ANIMAL HEALTH INTERNATIONAL, INC.

September 18, 2007	By:	/s/ William F. Lacey
	Name:	William F. Lacey
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release issued by Animal Health International, Inc., dated September 17, 2007